UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 27, 2012 (December 28, 2011)

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

This Amendment No. 1 amends the Current Report on Form 8-K that Stone Energy Corporation (“Stone” or the “Company”) filed with the Securities and Exchange Commission on December 28, 2011, concerning the completion of its acquisition of BP Exploration & Production Inc.’s (“BP”) 75% working interest in the five block deep water Pompano field in Mississippi Canyon, a 51% operating working interest in the adjacent Mississippi Canyon block 29, a 50% non-operated working interest in the Mica field which ties back to the Pompano platform, and interests in 23 deep water exploration leases located in the vicinity of the Pompano field, referred to herein as the “Acquired Properties,” pursuant to a Purchase and Sale Agreement dated as of November 18, 2011. This Current Report on Form 8-K/A amends the Current Report on Form 8-K that Stone filed on December 28, 2011 to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) and to include exhibits under Item 9.01(d).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2010 and related notes; and the unaudited statement of revenue and direct operating expenses of the Acquired Properties for the nine months ended September 30, 2011 and 2010 and related notes are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed financial statements and explanatory notes relating to Stone’s acquisition of the Acquired Properties are attached as Exhibit 99.2 hereto.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Audited statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2010 and related notes; and the unaudited statements of revenues and direct operating expenses of the Acquired Properties for the nine months ended September 30, 2011 and 2010 and related notes.

99.2	Unaudited pro forma condensed financial statements and explanatory notes as of September 30, 2011 or as of December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: February 27, 2012	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2010 and related notes; and the unaudited statements of revenues and direct operating expenses of the Acquired Properties for the nine months ended September 30, 2011 and 2010 and related notes.

99.2	Unaudited pro forma condensed financial statements and explanatory notes as of September 30, 2011 or as of December 31, 2010.